Investment in ATC (Tables)	6 Months Ended
Jun. 30, 2013
Investment in ATC (Tables) [Abstract]
ATC's Summarized Financial Data
	Three Months Ended		Six Months Ended
	June 30,		June 30,
(In thousands)	2013	2012	2013	2012
Operating revenues	$152,128	$152,171	$303,865	$299,833
Operating expenses	(69,875)	(71,760)	(139,645)	(141,326)
Other income (expense), net	116	(327)	(332)	(827)
Interest expense, net	(21,052)	(20,776)	(42,096)	(40,277)
Earnings before members' income taxes	$61,317	$59,308	$121,792	$117,403